AMENDMENT DEED

National Australia Bank Limited

and

Reading Entertainment Australia Pty Ltd

Dated ________12 June 2018___________

Table of Contents

1. DEFINITIONS AND INTERPRETATION	1
2. CONDITIONS PRECEDENT	2
3. AMENDMENT	2
4. CONFIRMATION	3
5. REPRESENTATIONS AND WARRANTIES	3
6. REMAINING PROVISIONS UNAFFECTED	3
7. GENERAL	3
SCHEDULE 1	4

i

THIS DEED is dated as shown on the front page and is between:

NATIONAL AUSTRALIAN BANK LIMITED) ABN 12 004 044 937 of Level 1, 800 Bourke Street, Docklands, Victoria 3008 (NAB);

Each person listed as a borrower in Schedule 1 (Borrower and together the Borrowers); and

Each person (if any) listed as a guarantor in Schedule 1 (Guarantor and together the Guarantors).

BACKGROUND:

ASome or all of the parties are parties to the Facility Agreement.

BThe parties agree to amend the Facility Agreement on the terms and conditions set out in this document.

CWith effect on and from the Effective Date the Facility Agreement is amended in accordance with this document.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION
1.1	Definitions

Words which have a defined meaning in the Facility Agreement have the same meaning in this document unless otherwise defined.

Effective Date means the date NAB gives the notice contemplated in clause 2.1 (Conditions precedent).

Facility Agreement means the facility agreement between NAB and some or all of the Obligors dated or most recently amended or restated on or about 17 December 2015, as amended from time to time.

Obligor means each Borrower and Guarantor.

1.2	Interpretation

Clause 1.2 (Construction) of the Facility Agreement applies to this document as if set out in full in this document.

1.3	Inconsistent law

To the extent permitted by law, this document prevails to the extent it is inconsistent with any law.

1.4	Consideration

The parties enter into this document in consideration of, among other things, the mutual promises contained in this document.

1.5	Transaction Document

This document is a Transaction Document for the purposes of the Facility Agreement.

2.	CONDITIONS PRECEDENT
2.1	Conditions precedent

The amendments proposed to the Facility Agreement referred to in clause 3 (Amendment) are of no force and effect until NAB has notified the Borrower in writing that each of the following has been received by NAB or otherwise complied with in form and substance satisfactory to NAB:

(a)	The results of NAB’s enquiries and searches; and
(b)	An original of this document duly and fully executed by the Obligors.
2.2	Certification of copies

Unless otherwise required by NAB, each document specified in respect of an Obligors in clause 2.1 (Conditions precedent) must be an original.  If NAB requires a certified copy of a document, the copy must be certified by a director or secretary of that Obligor as true and complete as at a date no earlier than S Business Days before the date of this document.

3.	AMENDMENT

With effect on and tromp the Effective Date, the Facility Agreement is amended as follows:

(a)	The table in Schedule 2 is deleted and replaced with the following:
Facility Name	Granted pursuant to	Facility Limit	Purpose	Termination Date
Corporate Markets Loan Facility	Clause 4 (a)(i)	$66,500,000	General corporate purposes.	31 December 2019
Bank Guarantee Facility	Clause 4.1(a)(ii)	$5,000,000	To support other cinema operations now or in the future operating from third party leased premises.	31 December 2019

4.	CONFIRMATION
(a)

With effect on and from the Effective Date, each party confirms and agrees that it is a party to, and bound by the terms of, the Facility Agreement, as amended by this document, and in the case of each Obligor, in each capacity in which that party is named in Schedule 1.

(b)	Each Obligor agrees to any security documents and guarantees granted by it continuing to secure obligations under the Facility Agreement, as amended by this document.
5.	REPRESENTATIONS AND WARRANTIES

On the date of this document and on the Effective Date, each representation and warranty contained in the Facility Agreement is deemed to be repeated by each Obligor for the benefit of NAB with reference to the facts and circumstances subsisting as at the date of this document and the Effective Date respectively.

6.	REMAINING PROVISIONS UNAFFECTED

Except as specifically amended by this document, the provisions of the Facility Agreement remain in full force and effect.

7.	GENERAL
7.1	Communications and notices

A notice given under this deed must be given in accordance with the Facility Agreement.

7.2	Counterparts

This document may be executed in any number of counterparts and, if so, the counterparts taken together constitute one and the same instrument.

7.3	General law and jurisdiction

This document is governed by the laws of Victoria.  Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

SCHEDULE 1

BORROWER(S)

Name	ACN
Reading Exertainment Australia Pty Ltd

GUARANTOR(S)

Name	ACN
Reading Entertainment Australia Ply Ltd
Australia Country Cinemas Pty Ltd
Australian Equipment Supply Pty Ltd
Burwood Developments Pty Ltd
Epping Cinemas Pty Ltd
Hotel Newmarket Pty Ltd
Newmarket Properties Pty Ltd
Newmarket Properties No. 2 Pty Ltd
Newmarket Properties #3 Pty Ltd
Reading Auburn Pty Ltd
Reading Australia Leasing (E&R) Pty Ltd
Reading Belmont Pty Ltd
Reading Charlestown Pty Ltd
Reading Cinemas Pty Ltd
Reading Cinemas Management Pty Ltd
Reading Colac Pty Ltd
Reading Dandenong Pty Ltd
Reading Elizabeth Pty Ltd
Reading Exhibition Pty Ltd
Reading Licences Pty Ltd
Reading Maitland Pty Ltd
Reading Melton Pty Ltd
Reading Bundaberg 2012 Pty Ltd (formerly Reading Moonee Ponds Pty Ltd)
Reading Properties Pty Ltd
Reading Properties Indooroopilly Pty Ltd as trustee for The Landplan Property Partners Discretionary Trust
Reading Properties Taringa Pty Ltd as trustee for the Reading Property Partners No. 1 Discretionary Trust
Reading Property Holdings Pty Ltd
Reading Rouse Hill Pty Ltd
Reading Sunbury Pty Limited
Rhodes Peninsula Cinema Pty Ltd
Westlakes Cinema Pty Ltd
A.C.N. __________ Pty Ltd

EXECUTED AS A DEED

SIGNATURES

Executed by Reading Entertainment Austria Ply Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Australian Country Cinemas Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Australian Equipment Supply Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Burwood Developments Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Epping Cinemas Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Hotel Newmarket Pty Ltd ACN __________	) )
__________________________________ Director		___________________________________ Director
/s/ Devasis Ghose____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Newmarket Properties Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

____________________________________
Executed by Newmarket Properties No. 2 Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

____________________________________
Executed by Newmarket Properties #3 Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

____________________________________
Executed by Reading Auburn Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Australia Leasing (E&R) Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

____________________________________
Executed by Reading Belmont Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

____________________________________
Executed by Reading Bundaberg 2012 Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Charlestown Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Cinemas Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Cinemas Management Pty Ltd ACN __________	) ) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Colac Pty Ltd ACN _________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Dandenong Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Elizabeth Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Exhibition Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Licences Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Maitland Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Melton Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Properties Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director

/s/ Devasis Ghose_____________________ Devasis Ghose	/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Properties Indooroopilly Pty Ltd ACN __________	) ) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Properties Taringa Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Property Housing Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Rouse Hill Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Reading Sunbury Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Rhodes Peninsula Cinema Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by Westlakes Cinema Pty Ltd ACN __________	) )
___________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski________________ Andrzej Matyczynski

Executed by A.C.N. 143 633 096 Pty Ltd ACN __________	) )
____________________________________ Director		___________________________________ Director
/s/ Devasis Ghose_____________________ Devasis Ghose		/s/ Andrzej Matyczynski_______________ Andrzej Matyczynski

Executed by National Australia Bank Limited ABN 12 004 044 937 by its Attorney who holds the position of Level 2 Attorney under Power of Attorney dated 1/3/2007 in the presence of:	) ) ) ) )
/s/ Trent Millsteed_____________________ Witness Trent Millsteed_______________________ Name of Witness (print)		/s/ Andrew Tham_____________________ Attorney
Andrew Tham_______________________ Name of Attorney (print)